SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        August 7, 2007
                                                 ---------------------------

                              ENGLOBAL CORPORATION
                              --------------------
             (Exact name of registrant as specified in its chapter)


            Nevada                 001-14217              88-0322261
            ------                 ---------              ----------
  (State or other jurisdiction    (Commission           (IRS Employer
       of incorporation)          File Number)        Identification No.)


654 N. Sam Houston Parkway E., Suite 400, Houston, Texas      77060-5914
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       (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code     281-878-1000
                                                   --------------------


           ----------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operation and Financial Condition

On August 7, 2007, the Company issued a press release with respect to the Company's performance during the quarter ended June 30, 2007. A copy of the corrected press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.        Financial Statements and Exhibits.

     (c) Exhibits.

Number            Exhibit
------            -------
99.1              Press Release, dated August 7, 2007, of ENGlobal Corporation



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ENGlobal Corporation


Date:  August 8, 2007                    /s/ Natalie S. Hairston
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                                         Natalie S. Hairston, Investor Relations
                                         Officer, Chief Governance Officer and
                                         Corporate Secretary